UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K/A

(Amendment No. 2)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):  May 13, 2010

Merit Medical Systems, Inc.

(Exact name of registrant as specified in its charter)

Utah	0-18592	87-0447695
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation or organization)	File Number)	Identification No.)

1600 West Merit Parkway
South Jordan, Utah	84095
(Address of principal executive offices)	(Zip Code)

(801) 253-1600

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒          Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

On May 13, 2010, Merit Medical Systems, Inc., a Utah corporation (“Merit Medical”) filed with the Securities and Exchange Commission a Current Report on Form 8-K (the “Initial Report”) for the purpose of announcing its entry into an Agreement and Plan of Merger (the “Merger Agreement”) with BioSphere Medical Inc., a Delaware corporation (“BioSphere”), pursuant to which Merit Medical has agreed to acquire BioSphere through a merger between a Merit Medical subsidiary and BioSphere (the “Merger”), and as further described in the Initial Report.  On May 14, 2010, Merit Medical filed Amendment No. 1 to the Initial Report, to file a copy of that certain Stockholder and Voting Agreement, dated May 13, 2010 (the “Stockholder Agreement”), among Merit Medical and two stockholders of BioSphere, Cerberus Partners, L.P. and Cerberus International, Ltd. (the “Stockholders”), pursuant to which the Stockholders have agreed to vote their BioSphere shares in favor of adoption and approval of the Merger and against any proposal in opposition to or in competition with the Merger.  The purpose of this Amendment No. 2 to the Initial Report is to file a copy of Amendment No. 1 to the Stockholder Agreement, entered into among Merit Medical and the Stockholders on June 1, 2010.  Other than as set forth in this explanatory note and Exhibit 10.2 filed herewith, no other changes are made to the Initial Report, as amended by Amendment No. 1 thereto.

Item 1.01 Entry into a Material Definitive Agreement

The Initial Report (as amended) is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits

(d)           Exhibits

2.1	Agreement and Plan of Merger by dated May 13, 2010 and among Merit Medical Systems, Inc., Merit BioAcquisition Co., and BioSphere Medical, Inc. (previously filed with the Initial Report)

10.1

Stockholder and Voting Agreement, dated as of May 13, 2010, among Merit Medical Systems, Inc., Cerberus Partners, L.P. and Cerberus International, Ltd. (previously filed with Amendment No. 1 to the Initial Report)

10.2	Amendment No. 1 to Stockholder and Voting Agreement, dated as of June 1, 2010, among Merit Medical Systems, Inc., Cerberus Partners, L.P. and Cerberus International, Ltd. (filed herewith)

99.1

Press Release, dated April 29, 2010, entitled “Merit Medical Announces 16% Increase in Sales for the Quarter Ended March 31, 2010,” together with related unaudited financial statements. (previously filed with the Initial Report)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MERIT MEDICAL SYSTEMS, INC.

Date: June 2, 2010	By:	/s/ Rashelle Perry
Chief Legal Officer

EXHIBIT INDEX

EXHIBIT NUMBER	DESCRIPTION

2.1	Agreement and Plan of Merger by dated May 13, 2010 and among Merit Medical Systems, Inc., Merit BioAcquisition Co., and BioSphere Medical, Inc. (previously filed with the Initial Report)

10.1

Stockholder and Voting Agreement, dated as of May 13, 2010, among Merit Medical Systems, Inc., Cerberus Partners, L.P. and Cerberus International, Ltd. (previously filed with Amendment No. 1 to the Initial Report)

10.2	Amendment No. 1 to Stockholder and Voting Agreement, dated as of June 1, 2010, among Merit Medical Systems, Inc., Cerberus Partners, L.P. and Cerberus International, Ltd. (filed herewith)

99.1

Press Release, dated April 29, 2010, entitled “Merit Medical Announces 16% Increase in Sales for the Quarter Ended March 31, 2010,” together with related unaudited financial statements. (previously filed with the Initial Report)